                                 EXHIBIT 10.24
RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

FOOTHILL CAPITAL CORPORATION
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, California  90025-3333
Attn: Loan Security Department



                     ASSIGNMENT OF EVIDENCE OF INDEBTEDNESS
                                AND MORTGAGE(S)

     FOR VALUE RECEIVED, the undersigned ("Assignor") hereby grants, sells, transfers, conveys, and assigns to FOOTHILL CAPITAL CORPORATION, (a California corporation, whose address is 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025, all of its right, title and interest in and to (i) those certain instruments ("Instruments") described on Exhibit A attached hereto
                                                       ---------
and incorporated herein by reference and (ii) all of the evidences of indebtedness secured by the Instruments and (iii) all of the other liens, rights, titles, equities and interests which secure the evidences of indebtedness mentioned in (ii) above.

     IN WITNESS WHEREOF, Assignor has caused this Assignment of Evidence of Indebtedness and Mortgage(s) to be executed as of the day and year first above written.

                              "ASSIGNOR"

                              USTRAILS INC.,
                              a Nevada corporation


                              By: s/ Harry J. White, Jr.
                                  ----------------------
                                  Harry J. White, Jr.
                                  Vice President

                                                                          (Seal)

WITNESS:

____________________________
Print Name:___________

WITNESS:

____________________________
Print Name:___________

STATE OF CALIFORNIA     (S)
                        (S)      ss.
COUNTY OF LOS ANGELES   (S)



     On July __, 1996, before me, ____________________ personally appeared
Harry J. White, Jr., Vice President of USTrails Inc., a Nevada corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


                                      ______________________________________

Alpine Bay/Logan Landing
Alabama

                                   EXHIBIT A
                                   ---------

                      DESCRIPTION OF RECORDED DOCUMENT(S)


     MORTGAGE, SECURITY AGREEMENT, AND ASSIGNMENT OF LEASES executed by LML RESORT CORPORATION, an Alabama corporation, dated June 25, 1990 and recorded in the Official Records of Talladega County, State of Alabama in Book 751, at Page 30 in favor of USTRAILS INC., a Nevada corporation, formerly known as NACO FINANCE CORPORATION;

     DEED OF TRUST MORTGAGE, SECURITY AGREEMENT, AND ASSIGNMENT OF LEASES executed by LML RESORT CORPORATION, an Alabama corporation, dated April 15, 1991 and recorded May 2, 1991 in the Official Records of Talladega County, State of Alabama in Book 0760, at Page 0064 in favor of USTRAILS INC., a Nevada corporation, formerly known as NACO FINANCE CORPORATION; as amended by means of that certain FIRST AMENDMENT TO MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS dated August 2, 1991, executed by LML RESORT CORPORATION, an Alabama corporation in favor of USTRAILS INC., a Nevada corporation and recorded on August 13, 1991 in the Official Records of the County of Talladega, State of Alabama in Book 0605, at Page 0496, as amended by means of that certain SECOND AMENDMENT TO MORTGAGE, SECURITY AGREEMENT, AND ASSIGNMENT OF LEASES AND RENTS dated August 30, 1991, executed by LML RESORT CORPORATION, an Alabama corporation in favor of USTRAILS INC., a Nevada corporation and recorded on September 20, 1991 in the Official Records of the County of Talladega, State of Alabama in Book 0751, at Page 0500.

     MORTGAGE AND SECURITY AGREEMENT executed by LML RESORT CORPORATION dated December 31, 1991, and recorded on January 27, 1992 in the Official Records of Talladega County, State of Alabama, in Book 0760, Page 0690 in favor of USTRAILS INC., formerly known as NACO FINANCE CORPORATION, as the same has been amended by means of that certain FIRST AMENDMENT TO MORTGAGE AND SECURITY AGREEMENT dated as of November 10, 1994, and recorded on April 6, 1995 in the Official Records of Talladega County, State of Alabama, in Book 0810, Page 0265.

     This assignment affects the real property described on Exhibit B attached hereto and incorporated herein.

          EXHIBIT B
          ---------

                              (Legal Description)

                                 EXHIBIT 10.24

              SCHEDULE OF SUBSTANTIALLY IDENTICAL ASSIGNMENTS OF
               INDEBTEDNESS AND MORTGAGE BETWEEN THE COMPANY AND ITS SUBSIDIARIES AND FOOTHILL CAPITAL CORPORATION
               -------------------------------------------------



     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Alpine Bay, recorded in Talladega County, Alabama.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Verde Valley, recorded in Yavapai County, Arizona.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Anza-Borrego, recorded in San Diego County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Donner Pass, recorded in Placer County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Donner Pass, recorded in Nevada County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Idyllwild, recorded in Riverside County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Lake Minden, recorded in Yuba County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Lake of the Springs, recorded in Yuba County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Oakzanita Springs, recorded in San Diego County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Palm Springs, recorded in Riverside County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Pio Pico, recorded in San Diego County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Rancho Oso, recorded in Santa Barbara County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Russian River, recorded in Sonoma County California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to San Benito, recorded in San Benito County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to San Jose, recorded in Santa Clara County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Snowflower, recorded in Placer County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Snowflower, recorded in Nevada County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Soledad, recorded in Los Angeles County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Stagecoach, recorded in San Diego County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Turtle Beach, recorded in San Joaquin County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Wilderness Lakes, recorded in Riverside County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Windsor, recorded in Sonoma County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Yosemite, recorded in Tuolumne County, California.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Cultus Lake, recorded in the Province of British Columbia.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Orlando, recorded in Lake County, Florida.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Fox River, recorded in LaSalle County, Illinois.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Indian Lakes Wilderness Preserve, recorded in Ripley County, Indiana.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Horseshoe Lake, recorded in Vermillion County, Indiana.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to St. Clair, recorded in St. Clair County, Michigan.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Hickory Hill, recorded in Jackson County, Mississippi.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Indian Point, recorded in Jackson County, Mississippi.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Jefferson Resort, recorded in Jefferson County, Missouri.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Las Vegas, recorded in Clark County, Nevada.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Chestnut Lakes, recorded in Atlantic County, New Jersey.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Forest Lake, recorded in Davie County, North Carolina.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Lake Royale, recorded in Franklin County, North Carolina.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Kenisee Lake, recorded in Ashtabula County, Ohio.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Wilmington, recorded in Clinton County, Ohio.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Bend, recorded in Deschutes County, Oregon.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Pacific City, recorded in Tillamook County, Oregon.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to South Jetty, recorded in Lane County, Oregon.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Beech Mountain Lakes, recorded in Luzerne County, Pennsylvania.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Hershey, recorded in Lebanon County, Pennsylvania.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Treasure Lake, recorded in Clearfield County, Pennsylvania.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Carolina Landing, recorded in Oconee County, South Carolina.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Foxwood (Kinston), recorded in Oconee County, South Carolina.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Foxwood Hills, recorded in Oconee County, South Carolina.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Cherokee Landing, recorded in Hardeman County, Tennessee.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Natchez Trace, recorded in Lewis County, Tennessee.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Natchez Trace, recorded in Lawrence County, Tennessee.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Tansi, recorded in Cumberland County, Tennessee.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Bay Landing, recorded in Wise County, Texas.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Colorado River, recorded in Colorado County, Texas.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Galveston Island, recorded in Galveston County, Texas.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Lake Conroe, recorded in Montgomery County, Texas.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Lake Tawakoni, recorded in Rains County, Texas.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Lake Texoma, recorded Grayson County, Texas.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Lake Whitney, recorded in Hill County, Texas.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Medina Lake, recorded in Bandera County, Texas.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Westwind Manor, recorded in Wise County, Texas.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Chesapeake Bay, recorded in Gloucester County, Virginia.

          Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Lynchburg, recorded in Campbell County, Virginia.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Virginia Landing, recorded in Accomack County, Virginia.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Birch Bay, recorded in Whatcom County, Washington.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Black Point, recorded in Jefferson County, Washington.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Chehalis, recorded in Lewis County, Washington.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Leavenworth, recorded in Chelan County Washington.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Little Diamond, recorded in Pend Oreille County, Washington.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Long Beach, recorded in Pacific County, Washington.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Mt. Vernon, recorded in Skagit County, Washington.

     Assignment of Indebtedness and Mortgage dated as of July 10, 1996, from the Company to Foothill Capital Corporation, with respect to Rainier, recorded in Lewis County, Washington.